Income tax and deferred taxes - Current and Deferred Tax (Expenses) Benefits (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Current income tax (expense) benefit
Current tax expense (income)	$ (206,051)	$ (1,533,809)	$ (2,002,564)
Adjustments to prior year current income tax benefit (expense)	25,092	3,449	(626)
Current income tax expense, net total	(180,959)	(1,530,360)	(2,003,190)
Deferred tax benefits relating to the creation and reversal of temporary differences
Deferred tax benefits relating to the creation and reversal of temporary differences	(77,113)	(342,363)	427,680
Tax adjustments related to the creation and reversal of temporary differences from the previous year	(24,501)	(4,028)	3,298
Total deferred tax benefits, net	(101,614)	(346,391)	430,978
Income tax expense	$ (282,573)	(1,876,751)	$ (1,572,212)
Specific mining tax to lithium mining
Current income tax (expense) benefit
Current tax expense (income)		$ (1,089,500)